UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2021

NRX Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Orange Street, Suite 600, Wilmington, Delaware		19801
(Address of principal executive offices)		(Zip Code)

(484) 254-6134

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “NRX” and the “Company” refer to NRX Pharmaceuticals, Inc., a Delaware corporation (f/k/a Big Rock Partners Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “BRPA” refer to Big Rock Partners Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus/Consent Solicitation Statement (as defined below) in the section entitled “Basis of Presentation and Glossary” beginning on page i thereof, and such definitions are incorporated herein by reference.

As previously reported, on December 13, 2020, BRPA entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned, direct subsidiary of BRPA (“Merger Sub”). Pursuant to the Merger Agreement, on May 24, 2021 (the “Closing Date”), Merger Sub was merged with and into NeuroRx, with NeuroRx surviving the merger (“Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

Item 1.01.	Entry into a Material Definitive Agreement.

Lock-up

At the Closing, certain stockholders of NeuroRx entered into a lock-up agreement (“Lock-Up Agreement”) with BRPA with respect to the Closing Consideration (as defined below) issuable to them in the Transactions, pursuant to which they agreed not to transfer the shares of Common Stock (as defined below) received as Closing Consideration for the Merger, except to certain permitted transferees, until the earlier of (a) the six-month anniversary of the Closing, (b) with respect to 50% of the shares of Common Stock issued to such persons, the date on which the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Closing, and (c) the date after the Closing on which BRPA consummates a liquidation, merger, stock or other similar transaction which results in all of BRPA’s stockholders having the right to exchange their Common Stock for cash, securities or other property.

The foregoing summary of the Lock-Up Agreement is qualified in its entirety by reference to the Lock-Up Agreement, which is filed herewith as Exhibit 10.7, and is incorporated by reference herein.

Stock Escrow Amendment

Pursuant to the Merger Agreement, on the Closing Date, BRPA, Sponsor, BRAC Lending Group LLC (“BRAC”), Graubard Miller, Big Rock Partners Sponsor, LLC and certain officers and directors of BRPA who held Founder Shares as of the date of the Proxy Statement/Prospectus/Consent Solicitation Statement and Continental Stock Transfer & Trust Company (“Continental”) entered into the Stock Escrow Amendment providing: (a) for the forfeiture and cancellation of the Forfeited Shares (as defined in the Proxy Statement/Prospectus/Consent Solicitation Statement), (b) that the Sponsor Earnout Shares (as defined in the Proxy Statement/Prospectus/Consent Solicitation Statement) be subject to escrow pursuant to the Sponsor Agreement (as defined in the Proxy Statement/Prospectus/Consent Solicitation Statement) and in accordance with the terms of the Merger Agreement, (c) that the 40,000 shares of Common Stock held by Graubard Miller be released from escrow and (d) that all remaining shares of Common Stock held in escrow thereunder will be released from escrow on the earlier of (i) the six-month anniversary of the Closing, (ii) with respect to 50% of the shares of Common Stock issued to such persons, the date on which the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Closing, and (iii) the date after the Closing on which BRPA consummates a liquidation, merger, stock exchange or other similar transaction which results in all of BRPA’s stockholders having the right to exchange their Common Stock for cash, securities or other property.

The foregoing summary of the Stock Escrow Amendment is qualified in its entirety by reference to the Stock Escrow Amendment, which is filed herewith as Exhibit 10.6, and is incorporated by reference herein.

Registration Rights Agreement

On the Closing Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Jonathan Javitt and Daniel Javitt (the “Javitt Stockholders”).

Subject to several exceptions, including the Company’s right to defer a demand registration, shelf registration or underwritten offering under certain circumstances, the Javitt Stockholders may require that the Company register for public resale under the Securities Act all shares of the Common Stock that they request to be registered at any time, subject to the restrictions in the lock-up agreements entered into in connection with the Initial Public Offering, so long as the securities being registered in each registration statement or sold in any underwritten offering are reasonably expected to produce aggregate proceeds of at least $50.0 million.

If the Company becomes eligible to register the sale of its securities on Form S-3 under the Securities Act, the Javitt Stockholders have the right to require the Company to register the sale of the Common Stock held by them on Form S-3, subject to offering size and other restrictions. The Javitt Stockholders also have the right to request marketed and non-marketed underwritten offerings using a shelf registration statement.

If the Company proposes to file certain types of registration statements under the Securities Act with respect to an offering of equity securities (including for sale by the Company or at the request of the Javitt Stockholders), the Company will be required to use its reasonable best efforts to offer the parties to the Registration Rights Agreement the opportunity to register the sale of all or part of their shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”).

All expenses of registration under the Registration Rights Agreement, including the legal fees of counsel chosen by stockholders participating in a registration, will be paid by the Company.

The registration rights granted in the Registration Rights Agreement are subject to customary restrictions including blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter or underwriters. The Registration Rights Agreement also contains customary indemnification and contribution provisions. The Registration Rights Agreement is governed by Delaware law.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is filed herewith as Exhibit 10.8, and is incorporated by reference herein.

Item 1.02.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on the Closing Date, BRPA and EBC entered into an amendment (“BCMA Amendment Agreement”) to the Business Combination Marketing Agreement, dated as of November 20, 2017 (“BCMA”), by and between BRPA and EBC, pursuant to which, in lieu of the cash fee payable to EBC pursuant to the BCMA, BRPA issued to EBC at the Effective Time an aggregate of 200,000 shares of Common Stock and the BCMA (as amended by the BCMA Amendment Agreement) was terminated immediately following the Effective Time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, the aggregate consideration payable to securityholders of NeuroRx (including option holders and warrant holders) at the effective time of the Merger (the “Effective Time”) consisted of 50,000,000 shares (“Closing Consideration”) of NRX common stock, par value $0.001 per share (“Common Stock”). In addition, the securityholders of NeuroRx (including option holders and warrant holders) who owned NeuroRx securities immediately prior to the closing of the Transactions (“Closing”) received the contingent right to receive the Earnout Shares and Earnout Cash (each as defined below). At the Effective Time, each outstanding share of NeuroRx common stock, par value $0.001 (“NeuroRx Common Stock”), including shares of NeuroRx Common Stock resulting from the conversion of outstanding shares of NeuroRx preferred stock, par value $0.001 (each, a share of “NeuroRx Preferred Stock”) (as calculated pursuant to the NeuroRx certificate of incorporation), immediately prior to the Effective Time, were converted into the right to receive a pro rata portion of the Closing Consideration and the contingent right to receive a pro rata portion of the Earnout Shares and Earnout Cash. Each option and warrant of NeuroRx that was outstanding and unexercised immediately prior to the Effective Time was assumed by NRX and represents the right to acquire an adjusted number of shares of Common Stock at an adjusted exercise price, in each case, pursuant to the terms of the Merger Agreement.

Pursuant to the terms of the Merger Agreement, NeuroRx’s securityholders (including option holders and warrant holders) who owned NeuroRx securities immediately prior to the Closing have the contingent right to receive their pro rata portion of (i) an aggregate of 25,000,000 shares of Common Stock (“Earnout Shares”) if, prior to December 31, 2022, the NeuroRx COVID-19 Drug (i.e., ZYESAMI) receives emergency use authorization by the Food and Drug Administration (the “FDA”) and NeuroRx submits and the FDA files for review a new drug application for the NeuroRx COVID-19 Drug (i.e., ZYESAMI) (the occurrence of the foregoing, the “Earnout Shares Milestone”), and (ii) an aggregate of $100,000,000 in cash (“Earnout Cash”) upon the earlier to occur of (x) FDA approval of the NeuroRx COVID-19 Drug (i.e., ZYESAMI) and the listing of the NeuroRx COVID-19 Drug in the FDA’s “Orange Book” and (y) FDA approval of the NeuroRx Antidepressant Drug Regimen (i.e., NRX-100/101) and the listing of the NeuroRx Antidepressant Drug Regimen (i.e., NRX-100/101) in the FDA’s “Orange Book,” in each case prior to December 31, 2022 (the occurrence of either of clauses (x) or (y), the “Earnout Cash Milestone”).

On May 24, 2021, BRPA held an annual meeting of stockholders (the “Annual Meeting”), at which the BRPA stockholders considered and adopted, among other matters, a proposal to approve the Merger, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the definitive proxy statement / prospectus / consent solicitation statement (the “Proxy Statement/Prospectus/Consent Solicitation Statement”) filed with Securities and Exchange Commission (the “SEC”) on May 21, 2021.

As previously reported, pursuant to subscription agreements entered into in connection with the Merger (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 1,000,000 shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $10,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions and the consummation of the PIPE Investment there are currently 47,459,958 shares of Common Stock issued and outstanding. As previously reported, BRPA also announced that it extended the time period for holders of shares of Common Stock issued in BRPA’s initial public offering (“Public Shares”) to demand conversion rights. Holders of Public Shares that wish to exercise their conversion rights must demand that the Company convert such shares to cash and deliver such shares to the Company’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System no later than June 8, 2021. Any holder of Public Shares who held Public Shares immediately prior to the completion of the business combination with NeuroRx is entitled to demand that his, her, or its shares be converted for a full pro rata portion of the amount then in the trust account (which was approximately $6.0 million, or approximately $10.80 per share, as of April 23, 2021, the record date), regardless of whether such holder voted in connection with the business combination proposal or is a holder of record on the record date. Only holders of Public Shares who held Public Shares immediately prior to the completion of the business combination may exercise conversion rights over such shares.

The Common Stock and warrants commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “NRXP” and “NRXPW,” respectively, on May 25, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger.

Form 10 Information

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in NeuroRx. Accordingly, the Company is providing below the information that would be required if the Company were filing a general form for registration of securities on Form 10. Please note that the information provided below relates to the combined company after the consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, which may include, but are not limited to, statements regarding our financial outlook, product development, business prospects, and market and industry trends and conditions, as well as the company’s strategies, plans, objectives, and goals. These forward-looking statements are based on current beliefs, expectations, estimates, forecasts, and projections of, as well as assumptions made by, and information currently available to, the company’s management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “would,” “seek,” “plan,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. These forward-looking statements are, by their nature, subject to significant risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These risks and uncertainties include, but are not limited to, our relatively limited operating history; our ability to expand, retain and motivate our employees and manage our growth; risks associated with general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the global outbreak of the novel coronavirus disease (COVID-19); the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the Company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; changes in laws, rules or regulations relating to any aspect of the Company’s business operations, or general economic, market and business conditions; financial instability of international economies and sovereign risk; dependence on the effectiveness of the Company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. Furthermore, there can be no guarantees with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. The Company assumes no obligation and does not intend to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. As a result of these and other risks, uncertainties and assumptions, forward-looking events and circumstances discussed herein might not occur in the way that the company’s management expects, if at all. Accordingly, you should not place reliance on any forward-looking statement, and all forward-looking statements are herein qualified by reference to the cautionary statements set forth above.

Business

The business of the Company is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Business of NeuroRx” beginning on page 188 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Risk Factors” beginning on page 44 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business is also included on page 37 of the Proxy Statement/Prospectus/Consent Solicitation Statement under the heading “Summary of Risk Factors” and is incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Selected Historical Consolidated Financial Information of NeuroRx” and “NeuroRx’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 254 and 255 thereof, respectively, and are incorporated herein by reference.

The financial information of BRPA is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Summary Historical Financial Information—BRPA” and “BRPA’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 39 and 181 thereof, respectively, and is incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and BRPA, which is incorporated herein by reference.

Employees

As of May 28, 2021 we employed approximately 32 persons worldwide. We believe that our success depends greatly on our ability to identify, attract and retain capable employees. We have assembled a management team with significant experience in drug development and commercialization. Our employees are not represented by any collective bargaining unit, and we believe our relations with our employees are good.

Properties

We lease an office located at 201 King of Prussia Road, Suite 650, Radnor, Pennsylvania 19087 . The office has been leased on a month to month basis since November 2017.

We believe that all of our facilities are in good condition and are well maintained and that our current arrangements will be sufficient to meet our needs for the foreseeable future.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power”, which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Accordingly, we have included all shares of Common Stock issuable to such person upon the exercise of warrants or options currently exercisable or exercisable within 60 days of the date hereof. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock owned by such stockholders. Unless otherwise noted, the address of each beneficial owner is c/o NRX Pharmaceuticals, Inc., 1201 N. Market Street, Suite 111, Wilmington, DE 19801, Attention: Corporate Secretary.

The beneficial ownership of our Common stock is based on 47,459,958 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the consummation of the PIPE Investment.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares	Percentage
Officers and Directors After the Transactions
Jonathan C. Javitt(1)	14,817,329	31.22%
Daniel Javitt(2)	13,971,864	29.44%
Aaron Gorovitz(3)	41,686	*
Chaim Hurvitz(4)	1,863,216	3.91%
Patrick J. Flynn(5)	1,818,028	3.72%
Robert Besthof(6)	347,200	*
Daniel Troy(7)	108,530	*
Sherry A. Glied, Ph.D.(8)	78,605	*
Alessandra Daigneault(9)	79,867	*
Brian Del Buono(10)	115,000	*
William Fricker(11)	107,458	*
H.R. McMaster	0	*
All directors and executive officers as a group (11 persons)	21,169,577	44.47%
All
Greater than 5% Holders
GEM Yield Bahamas Limited (12)	4,374,266	8.69%
Glytech, LLC(2)	13,971,864	29.44%

*	Indicates less than 1%
(1)

Includes of (i) 13,348,997 shares of common stock held by the Jonathan Javitt Living Trust, (ii) 1,422,000 shares of common stock held by The Javitt 2012 Irrevocable Dynasty Trust, and 46,332 shares held by Jonathan Javitt individually. Jonathan Javitt is the trustee of the Jonathan Javitt Living Trust and the Grantor of The Javitt 2012 Irrevocable Dynasty Trust.

(2)	Consists of 13,971,864 shares of common stock held by Glytech, LLC. Glytech, LLC is owned by Daniel Javitt.
(3)

Includes (i) 8,336 shares of common stock held by Samuel David Gorovitz 2017 Irrevocable Trust, (ii) 8,336 shares of common stock held by Jeremy Paul Gorovitz 2017 Irrevocable Trust, (iii) 8,336 shares of common stock held by Marisa Shey Gorovitz 2017 Irrevocable Trust and (iv) 16,678 shares of common stock held by Elizabeth Gorovitz. Aaron Gorovitz is the trustee of the Samuel David Gorovitz 2017 Irrevocable Trust, the Jeremy Paul Gorovitz 2017 Irrevocable Trust, and the Marisa Shey Gorovitz 2017 Irrevocable Trust. Elizabeth Gorovitz is the wife of Aaron Gorovitz.

(4)

Includes (i) 1,436,350 shares of common stock held by Shirat HaChaim Ltd., (ii) 208,443 shares of common stock held by CH Health-Private Venture Capital Ltd. and (iii) 218,423 shares of common stock issuable upon exercise of fully vested warrants held by CH Health-Private Venture Capital Ltd. Chaim Hurwitz is the owner of Shirat HaChaim Ltd. and CH Health-Private Venture Capital Ltd.

(5)

Consists of (i) 362,332 shares of common stock held by Nash-Flynn Investments, LLC, (ii) 70,418 shares of common stock held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust, and (iii) 1,385,278 shares of common stock issuable upon exercise of fully vested warrants held by the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust. Patrick Flynn is the owner of Nash-Flynn Investments, LLC and trustee of the Whitney Pritchard Nash Flynn 2010 Trust and the Lindsay Pritchard Nash Flynn 2010 Trust.

(6)	Consists of 694,400 shares subject to options held by Robert Besthof, of which 347,200 are vested and exercisable within 60 days of May 28, 2021.
(7)

Consists of (i) 43,093 shares of common stock held by Daniel Troy, and (ii) 65,437 shares subject to options held by Daniel Troy, all of which are vested and exercisable within 60 days of May 28, 2021.

(8)

Consists of (i) 13,168 shares of common stock held by Cottingham-Hillcrest, Inc. and (ii) 65,437 shares subject to options held by Sherry A. Glied, Ph.D., of which all are vested and exercisable within 60 days of May 28, 2021.

(9)

Consists of (i) 6,320 shares of common stock held by Alessandra Daigneault and (ii) 342,240 shares subject to options held by Alessandra Daigneault, of which 73,547 are vested and exercisable within 60 days of May 28, 2021.

(10)

Consists of (i) 15,800 shares of common stock held by Brian Del Buono and (ii) 99,200 shares subject to options held by Brian Del Buono, of which all are vested and exercisable within 60 days of May 28, 2021.

(11)	Consists of 198,400 shares subject to options held by William Fricker, of which 107,458 are vested and exercisable within 60 days of May 28, 2021.
(12)

Consists of (i) 1,496,216 shares of common stock and (ii) 2,878,050 shares of common stock issuable upon exercise of fully vested warrants held by GEM Yield Bahamas Limited. The address of GEM Yield Bahamas Limited is Office of Lennox Paton Corporate Services Limited, Bayside Executive Park, Building 3, West Bay Street, P.O. Box N-4875, Nassau, Island of New Providence, Commonwealth of the Bahamas. Christopher F. Brown is the beneficial owner of all of the issued and outstanding shares of GEM Yield Bahamas Limited.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Management of NRX Pharmaceuticals Following the Business Combination” beginning on page 268 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of BRPA stockholders from the Annual Meeting, the following persons constitute the Company’s Board effective upon the Closing: Jonathan C. Javitt, M.D., M.P.H., Sherry A. Glied, Ph.D., Patrick J. Flynn, Daniel Troy, Aaron Gorovitz and Chaim Hurvitz. Richard Ackerman, Bennett Kim, Richard Birdoff, Michael Fong, Stuart F. Koenig, Albert G. Rex, Troy T. Taylor resigned as directors of the Company.

Chaim Hurvitz and Daniel Troy were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Sherry Glied and Aaron Gorovitz were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Patrick Flynn and Jonathan Javitt were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Proposal No. 5—The Director Proposal” beginning on page 161, which is incorporated herein by reference.

Our board of directors has determined that Sherry A. Glied, Ph.D., Patrick J. Flynn, Daniel Troy, Aaron Gorovitz and Chaim Hurvitz are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Except as described below, following the completion of the Merger, the Company entered an agreement with each member of the Board that provides an annual retainer of $60,000 for the member’s service as a director of the Company, which retainer is payable quarterly in arrears. The agreements also provide smaller annual retainers for directors who serve as chairman of a Board committee ($15,000) and for directors who participate on a Board committee ($10,000). The agreement with Jonathan Javitt does not provide for any of these retainers because he is also an employee of the Company, but does provide an annual retainer of $25,000 for his service as the Chairman of the Board.

On May 26, 2021, the Board, on the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board from six to seven directors and appointed Lt. General Herbert “H.R.” McMaster as an independent director effective immediately. Mr. McMaster’s committee assignments, if any, have not yet been determined. Mr. McMaster has been appointed for an initial term that expires at the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified.

Mr. McMaster, 58, is a former Assistant to the President for National Security Affairs. He served as a commissioned officer in the United States Army for thirty-four years before retiring as a Lieutenant General in June 2018. He is currently a Lecturer in Management at Stanford University Graduate School of Business and a non-executive director of Zoom Video Communications, Inc.

From 2014 to 2017, Mr. McMaster designed the future army as the director of the Army Capabilities Integration Center and the deputy commanding general of the US Army Training and Doctrine Command (TRADOC). As commanding general of the Maneuver Center of Excellence at Fort Benning, he oversaw training and education for the Army’s infantry, armor, and cavalry force. He has led soldiers and organizations in wartime including command of a multi-national task force in Kabul, Afghanistan; the 3rd Armored Cavalry Regiment in Iraq; and Eagle Troop, 2nd Armored Cavalry Regiment in Operation Desert Storm. Mr. McMaster also served overseas as advisor to the most senior commanders in the Middle East, Iraq, and Afghanistan.

He is author of the award-winning book, Dereliction of Duty: Lyndon Johnson, Robert McNamara, the Joint Chiefs of Staff and the Lies that Led to Vietnam and Battlegrounds: The Fight to Defend the Free World. He has published scores of essays, articles, and book reviews on leadership, history, and the future of warfare in many publications including Foreign Affairs, The Wall Street Journal, and The New York Times. He was a contributing editor for Survival: Global Politics and Strategy from 2010 to 2017.

Mr. McMaster holds a PhD in Military History from the University of North Carolina at Chapel Hill and a Bachelor of Science from the United States Military Academy at West Point. He is a Fouad and Michelle Ajami Senior Fellow at the Hoover Institution and a Bernard and Susan Liautaud Visiting Fellow at the Freeman Spogli Institute for International Studies.

Under the Company’s annual compensation program for eligible directors, Mr. McMaster will be entitled to receive the Company’s standard compensation provided to all the Company’s independent directors for service on the Board. Mr. McMaster will also be entitled to participate in the NRX Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”). The material terms of the Incentive Plan are the same as those described in the Proxy Statement/Prospectus/Consent Solicitation Statement.

Mr. McMaster will also be eligible to enter into the Company’s customary indemnification agreement for directors and officers.

Mr. McMaster does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K and was not appointed pursuant to any arrangement or understanding with any other person.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Patrick Flynn, Aaron Gorovitz and Chaim Hurvitz to serve on the Audit Committee, with Patrick Flynn as chair. In addition, our Board has determined that Patrick Flynn, Aaron Gorovitz and Chaim Hurvitz will qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Effective as of the Closing, the Board appointed Patrick Flynn, Aaron Gorovitz, and Dan Troy to serve on the Compensation Committee, with Patrick Flynn as chair.

Effective as of the Closing, the Board appointed Dan Troy, Sherry Glied and Jonathan Javitt to serve on the Nominating and Corporate Governance Committee, with Dan Troy as chair. As a “controlled company” within the meaning of the corporate governance standards of Nasdaq, the Company has elected not to, comply with the requirement that NRX Pharmaceuticals have a nominating and corporate governance committee that is composed entirely of independent directors.

Executive Officers

Effective as of the Closing, each of Richard Ackerman and Bennett Kim resigned as the Chairman, President and Chief Executive Officer and Chief Financial Officer, Chief Investment Officer and Director, respectively. Effective as of the Closing, the Board appointed Jonathan C. Javitt, M.D., M.P.H. to serve as Chief Executive Officer, Chairman and Director, William Fricker to serve as Chief Financial Officer and Treasurer, Robert Besthof, MIM to serve as Chief Commercial and Patient Officer and Head of Operations and Alessandra Daigneault, Esq. to serve as General Counsel and Secretary. Biographical information for these individuals, other than Jonathan Javitt, is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Management of NeuroRx” beginning on page 246, which is incorporated herein by reference. Biographical information for Jonathan Javitt is set forth in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section titled “Proposal No. 5—The Director Proposal” beginning on page 161, which is incorporated herein by reference.

On May 21, 2021, the Company’s subsidiary, NeuroRx, entered into a consulting letter agreement with Randolph Guggenheimer III to serve as the Company’s Chief Business Officer (the “Guggenheimer Agreement”).

Mr. Guggenheimer, 60, brings over 30 years of investment banking experience dedicated to advising biopharmaceutical companies worldwide. He has advised on numerous corporate M&A, partnering transactions and public and private financings. Most recently, Mr. Guggenheimer was a Managing Director at Young & Partners, a boutique investment banking firm serving the life sciences and chemical industries. Prior to Young & Partners, he was Head of Health Care Investment Banking for the Americas at Dresdner Kleinwort Wasserstein and worked for over 15 years at Lehman Brothers as Managing Director in the Healthcare Group, Managing Director in the Mergers and Acquisitions Group and as Co-Head of Healthcare Mergers & Acquisitions.

Mr. Guggenheimer received an AB degree in Economics at Harvard College and earned an MBA from Harvard Business School.

Under the Guggenheimer Agreement, Mr. Guggenheimer’s annual base salary is $275,000 per year, and Mr. Guggenheimer will be eligible to receive an annual bonus of $55,000 for the year ended December 31, 2021, payable in cash and equity awards in accordance with the Company’s incentive and equity plans as in effect from time to time and subject to Mr. Guggenheimer’s continued employment through the date on which bonuses for such period are paid. Mr. Guggenheimer is eligible in subsequent years to receive an annual bonus and equity award in accordance with the Company’s incentive and equity plans as in effect from time to time and annual equity grants on terms and conditions determined by the Company.

There are no arrangements or understandings between Mr. Guggenheimer and any other persons pursuant to which he was selected as an officer. Mr. Guggenheimer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Guggenheimer Agreement and is qualified in its entirety by reference to Exhibit 10.33.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Management of NeuroRx—Executive Compensation” beginning on page 252 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 272 thereof and are incorporated herein by reference.

Director Independence

Jonathan Javitt and Daniel Javitt control a majority of the voting power of the Common Stock. As a result, NRX Pharmaceuticals is a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including:

•	the requirement that a majority of NRX Pharmaceuticals’ board of directors consist of “independent directors” as defined under the rules of Nasdaq;

•

the requirement that NRX Pharmaceuticals have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;

•

the requirement that NRX Pharmaceuticals have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

•	the requirement for an annual performance evaluation of the compensation and nominating and corporate governance committees.

Our board of directors has determined that Sherry A. Glied, Ph.D., Patrick J. Flynn, Daniel Troy, Aaron Gorovitz and Chaim Hurvitz are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Reference is made to the disclosure set forth under the section of this report titled “—Directors and Executive Officers—Committees of the Board of Directors,” which is incorporated by reference herein.

Legal Proceedings

From time to time we are party to legal proceedings in the course of our business. We do not, however, expect such legal proceedings to have a material adverse effect on our business, financial condition or results of operations.

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus/Consent Solicitation Statement titled “Other Information Related to BRPA—Legal Proceedings” and Note 7 “Commitments and Contingencies” to NeuroRx’s consolidated financial statements included in the Proxy Statement/Prospectus/Consent Solicitation Statement, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Common Stock and warrants commenced trading on Nasdaq under the symbols “NRXP” and “NRXPW,” respectively, on May 25, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Merger, in lieu of the common stock and warrants of BRPA. BRPA’s units and rights ceased trading separately on Nasdaq on May 24, 2021.

Holders of Record

As of the Closing and following the completion of the Transactions, including the consummation of the PIPE Investment, the Company had 47,459,958 shares of Common Stock outstanding held of record by 102 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Proposal No. 6—The Plan Proposal” beginning on page 164 thereof, which is incorporated herein by reference. As described above, the Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by BRPA’s stockholders at the Annual Meeting.

Dividends

The Company has not paid any cash dividends on its Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this report relating to the issuance of the Common Stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Description of Capital Stock of NRX Pharmaceuticals” beginning on page 297 thereof and that information is incorporated herein by reference. As described below, the Company’s second amended and restated certificate of incorporation was approved by BRPA’s stockholders at the Annual Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Comparison of Stockholders’ Rights” beginning on page 285 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this report relating to the financial information of the Company, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this report relating to the change in BRPA’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The disclosure under Items 2.01 of this Report is incorporated into this Item 3.02 by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, within forty-five (45) calendar days following the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the Common Stock issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the actual filing date (or the 90th calendar day if the SEC notifies the Company (orally or in writing) that it will “review” such registration statement) and (ii) the 10th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The foregoing description of the PIPE Investment does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement, which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 13, 2021, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. KPMG served as the independent registered public accounting firm of NeuroRx prior to the Merger. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Merger, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2020 and 2019 and the related statements of operations, changes in shareholders’ equity and cash flows for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two year period ended December 31, 2020 and the subsequent period through March 31, 2021, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two year period ended December 31, 2020 and the interim period through March 31, 2021, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under the Introductory Note, Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2021, in connection with the consummation of the Transactions, the Company amended and restated its certificate of incorporation, as amended, effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus/Consent Solicitation Statement under the sections titled “Proposal No. 2—The Charter Proposals,” “Proposal No. 3—The Bylaws Proposals,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of NRX Pharmaceuticals” beginning on pages 155, 158, 285, 285 and 257 of the Proxy Statement/Prospectus/Consent Solicitation Statement, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Transactions, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus/Consent Solicitation Statement in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 107 thereof, which is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of NeuroRx for the years ended December 31, 2020 and 2019 are included in the Proxy Statement/Prospectus/Consent Solicitation Statement beginning on page F-52 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of NeuroRx for the three months ended March 31, 2021 and 2020 are included in the Proxy Statement/Prospectus/Consent Solicitation Statement beginning on page F-75 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and the three months ended March 31, 2021 is included in the Proxy Statement/Prospectus/Consent Solicitation Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 144 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1*	Agreement and Plan of Merger, dated as of December 13, 2020	S-4	2.1	5/21/21

2.2	First Amendment to Agreement and Plan of Merger, dated as of January 27, 2021	S-4	2.2	5/21/21

2.3	Second Amendment to Agreement and Plan of Merger, dated as of March 19, 2021	S-4	2.3	5/21/21

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated By-Laws.

4.1	Warrant Agreement, dated as of November 20, 2017, by and between BRPA and Continental Stock Transfer & Trust Company	8-K	4.2	11/22/17

4.2	Form of Unit Purchase Option, dated November 20, 2017, with EarlyBirdCapital, Inc. and its designees	8-K	4.3	11/22/17

10.1	Stock Escrow Agreement, dated November 20, 2017, between BRPA, Big Rock Partners Sponsor, LLC and Continental Stock Transfer & Trust Company	8-K	10.2	11/22/17

10.2	Registration Rights Agreement among BRPA and Big Rock Partners Sponsor, LLC	8-K	10.3	11/22/17

10.3	Agreement, dated November 17, 2018, among BRPA, Big Rock Partners Sponsor, LLC and BRAC Lending Group LLC	8-K	10.1	11/20/18

10.4	Stock Escrow Agent Letter, dated November 17, 2018	8-K	10.2	11/20/18

10.5	Registration Rights Assignment Agreement, dated November 17, 2018	8-K	10.3	11/20/18

10.6	Amendment to the Stock Escrow Agreement, dated May 24, 2021, among BRPA, Continental Stock Transfer & Trust Company, and the stockholder parties thereto

10.7	Lock-up Agreement, dated May 24, 2021, by and between BRPA and the stockholder parties identified therein

10.8	Registration Rights Agreement, dated May 24, 2021, by and among NRX Pharmaceuticals, Inc., certain equityholders of the Registrant named therein and certain equityholders of NeuroRx named therein.

10.9	Sponsor Agreement, dated May 24, 2021, by and among BRPA, the Big Rock Partners Sponsor, LLC, and BRAC Lending Group LLC.

10.10	NRX Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan	S-4	10.22	5/21/21

10.11	Form of Subscription Agreement.	8-K	10.1	3/15/21

10.12	Development and License Agreement, dated as of May 2, 2016, between Glytech LLC and NeuroRx.	S-4	10.24	5/21/21

10.13	Amendment to Development and License Agreement, dated as of October 19, 2016, between Glytech LLC and NeuroRx.	S-4	10.25	5/21/21

10.14	Second Amendment to Amended and Restated Development and License Agreement, dated as of June 13, 2018, between Glytech LLC and NeuroRx.	S-4	10.26	5/21/21

10.15	Third Amendment to Amended and Restated Development and License Agreement, dated as of April 16, 2019, between Glytech LLC and NeuroRx.	S-4	10.27	5/21/21

10.16	Fourth Amendment to Amended and Restated Development and License Agreement, dated as of December 31, 2020, between Glytech LLC and NeuroRx.	S-4	10.28	5/21/21

10.17	Exclusive License Agreement, dated as of April 16, 2019, by and between NeuroRx and Sarah Herzog Memorial Hospital Ezrat Nashim.	S-4	10.29	5/21/21

10.18	License and Option Agreement, dated as of September 1, 2020, between The Research Foundation For The State University of New York and NeuroRx.	S-4	10.30	5/21/21

10.19	Binding Collaboration Agreement, dated as of September 18, 2020, between Relief Therapeutics Holding Aktiengesellschaft and its wholly owned subsidiary Therametrics Discovery Aktiengesellschaft and NeuroRx.	S-4	10.31	5/21/21

10.20†	Exclusive Distribution Agreement, dated as of September 25, 2020, between NeuroRx and Cardinal Health 105, Inc.	S-4	10.32	5/21/21

10.21#	Executive Employment Agreement, dated May 20, 2015, between NeuroRx and Jonathan C. Javitt.	S-4	10.33	5/21/21

10.22#	“Work for Hire” Agreement, dated as of March 1, 2016, between NeuroRx and REBes Consulting LLC – Robert Besthof.	S-4	10.34	5/21/21

10.23#	Amendment to “Work for Hire” Agreement, dated as of October 23, 2016, between NeuroRx and 20REBes Consulting LLC – Robert Besthof.	S-4	10.35	5/21/21

10.24#	Consulting Agreement, dated as of January 1, 2021, between NeuroRx and Del Buono Legal, PLLC.	S-4	10.36	5/21/21

10.25	Feasibility Study and Material Transfer Agreement, dated as of January 6, 2021, by and between NeuroRx and TFF Pharmaceuticals, Inc.	S-4	10.37	5/21/21

10.26†	Manufacturing Supply Agreement, dated as of August 25, 2020, by and among NeuroRx, Nephron SC, Inc. and Nephron Pharmaceutical Corporation.	S-4	10.38	5/21/21

10.27	Amendment #1 to Manufacturing Supply Agreement, dated as of September 2, 2020, by and among NeuroRx, Nephron SC, Inc. and Nephron Pharmaceutical Corporation.	S-4	10.39	5/21/21

10.28†	Amendment #2 to Manufacturing Supply Agreement, dated as of November 5, 2020, by and among NeuroRx, Nephron SC, Inc. and Nephron Pharmaceutical Corporation.	S-4	10.40	5/21/21

10.29†	Amendment #3 to Manufacturing Supply Agreement, dated as of February 5, 2021, by and among NeuroRx, Nephron SC, Inc. and Nephron Pharmaceutical Corporation.	S-4	10.41	5/21/21

10.30	Share Subscription Facility Agreement, dated as of October 18, 2019, among NeuroRx, GEM Global Yield LLC SCS and GEM Yield Bahamas Limited.	S-4	10.42	5/21/21

10.31	Common Stock Purchase Warrant dated March 28, 2021.	S-4	10.43	5/21/21

10.32†	Clinical Trial Participation Agreement, dated as of December 17, 2020, by and between Quantum Leap Health Care Collaborative and NeuroRx.	S-4	10.44	5/21/21

10.33#	Consulting Agreement with Randolph Guggenheimer III

10.34	Voting Agreement by and between Jonathan Javitt and Daniel Javitt

16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated May 28, 2021.

21.1	Subsidiaries of the Company

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

†

Certain information, marked by asterisks, has been excluded pursuant to Regulation S-K Item 601(b)(10) because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX Pharmaceuticals, Inc.

Date: May 28, 2021	By:	/s/ Alessandra Daigneault
	Name:	Alessandra Daigneault
	Title:	General Counsel and Corporate Secretary